Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO U.S. Bancorp 3Q14 Earnings Conference Call U.S. Bancorp 3Q14 Earnings Conference Call October 22, 2014 Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current moderate economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks;
changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q14 Earnings
Conference Call
3Q14 Highlights
Net income of $1.5 billion; $0.78 per diluted common share
Positive operating leverage on a year-over-year basis
Average loan growth of 6.3% vs. 3Q13 (5.9% excluding Charter One acquisition)
and 1.4% vs. 2Q14 (1.1% excluding Charter One acquisition)
Average deposit growth of 7.4% vs. 3Q13 (5.5% excluding Charter One acquisition) and 3.3% vs. 2Q14 (1.7% excluding Charter One acquisition)
Net charge-offs declined 3.7% vs. 2Q14
Nonperforming assets decreased 6.2% vs. 3Q13 (excluding covered assets)
Capital generation continues to reinforce capital position
• Common equity tier 1 capital ratio of 9.0% estimated for the Basel III fully implemented standardized approach
• Common equity tier 1 capital ratio of 9.7%; Tier 1 capital ratio of 11.3%
Returned 78% of earnings to shareholders in 3Q14
• Repurchased 16 million shares of common stock during the quarter

20%
17%
14%
11%
8%
ROCE
3.0%
2.5%
2.0%
1.5%
1.0%
ROA
15.8%
15.4%
14.6%
15.1%
14.5%
1.65%
1.62%
1.56%
1.60%
1.51%
3Q13
4Q13
1Q14
2Q14
3Q14

65%
60%
55%
50%
45%
Efficiency Ratio
4.0%
3.5%
3.0%
2.5%
2.0%
NIM
3.43%
3.40%
3.35%
3.27%
3.16%
52.4%
54.9%
52.9%
53.1%
52.4%
51.3%*
3Q13
4Q13
1Q14
2Q14
3Q14

4
3Q14 Earnings
Conference Call
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
* Excluding $214 million gain on Visa Inc. Class B common stock sale and $200 million FHA DOJ settlement
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

5,500
5,000
4,500
4,000
3,500
$4,891
$4,889
$4,814
$5,188
$214*
$4,990
3Q13
4Q13
1Q14
2Q14
3Q14

usbancorp

5
3Q14 Earnings
Conference Call
* Gain on Visa Inc. Class B common stock sale
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Change
(5.6%) (4.4%) (1.2%) 4.9% 2.0%
$ in millions

3Q14 Earnings
Conference Call

3Q14 Earnings
Conference Call
Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
$ in billions
3Q14 Acquisition Adjusted
Loan Growth = 5.9%
Deposit Growth = 5.5%
190.0
210.0
230.0
250.0
270.0
3Q13 4Q13 1Q14 2Q14 3Q14
6.8%
$240.5
6.3%
$243.9
5.7%
$229.4
5.7%
$232.8
6.0%
$235.9
6.0%
$262.4
7.4%
$271.0
5.5%
$252.4
5.4%
$256.9
5.1%
$257.5
Loans Deposits

520
390
260
130
0
3.00%
2.25%
1.50%
0.75%
0.00%
$328
$312
$341
$349
$336
0.57%
0.53%
0.59%
0.58%
0.55%
3Q13
4Q13
1Q14
2Q14
3Q14

2,800
2,100
1,400
700
0
3.00%
2.25%
1.50%
0.75%
0.00%
$1,880
$1,813
$1,794
$1,766
$1,763
0.85%
0.80%
0.78%
0.75%
0.74%
3Q13
4Q13
1Q14
2Q14
3Q14

7
3Q14 Earnings
Conference Call
Credit Quality
* Excluding Covered Assets (assets subject to loss sharing agreements with FDIC)
Net Charge-offs Nonperforming Assets*
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

3Q14 Earnings
Conference Call

3Q14 Earnings
Conference Call
Earnings Summary
$ in millions, except per-share data
Taxable-equivalent basis
YTD YTD
3Q14 2Q14 3Q13 vs 2Q14 vs 3Q13 2014 2013 % B/(W)
Net Interest Income 2,748 $     2,744 $     2,714 $     0.1            1.3            8,198 $     8,095 $     1.3
Noninterest Income 2,242        2,444        2,177        (8.3)           3.0            6,794        6,618        2.7
Total Revenue 4,990        5,188        4,891        (3.8)           2.0            14,992      14,713      1.9
Noninterest Expense 2,614        2,753        2,565        5.0            (1.9)           7,911        7,592        (4.2)
Operating Income 2,376        2,435        2,326        (2.4)           2.1            7,081        7,121        (0.6)
Net Charge-offs 336           349           328           3.7            (2.4)           1,026        1,153        11.0
Excess Provision (25)            (25)            (30)            -              (16.7)         (85)            (90)            (5.6)
Income before Taxes 2,065        2,111        2,028        (2.2)           1.8            6,140        6,058        1.4
Applicable Income Taxes 579           602           598           3.8            3.2            1,733        1,797        3.6
Noncontrolling Interests (15)            (14)            38             (7.1)           nm (44)            119           nm
Net Income 1,471        1,495        1,468        (1.6)           0.2            4,363        4,380        (0.4)
Preferred Dividends/Other 66             68             68             2.9            2.9            200           217           7.8
NI to Common 1,405 $     1,427 $     1,400 $     (1.5)           0.4            4,163 $     4,163 $     -
Diluted EPS 0.78 $       0.78 $       0.76 $       -              2.6            2.29 $       2.25 $       1.8
Average Diluted Shares 1,807        1,821        1,843        0.8            2.0            1,819        1,854        1.9
% B/(W)

Notable Items	
$ in millions	2Q14
Revenue Items	
Gain on Visa Inc. Class B Common Stock Sale	$ 214
Expense Items	
FHA DOJ Settlement	$ 200

usbancorp

3Q14 Earnings
Conference Call
3Q14 Results - Key Drivers
vs. 3Q13
Net Revenue increase of 2.0%
• Net interest income increase of 1.3%; net interest margin of 3.16% vs. 3.43% in 3Q13
• Noninterest income increase of 3.0%
Noninterest expense increase of 1.9%
Provision for credit losses higher by $13 million
• Net charge-offs higher by $8 million, or 2.4%
• Provision lower than NCOs by $25 million vs. $30 million in 3Q13
vs. 2Q14
Net Revenue decrease of 3.8% (0.3% increase excluding notable items)
• Net interest income increase of 0.1%; net interest margin of 3.16%
vs. 3.27% in 2Q14
• Noninterest income decrease of 8.3% (0.5% increase excluding notable items)
Noninterest expense decrease of 5.0% (2.4% increase
excluding notable items)
Provision for credit losses lower by $13 million
• Net charge-offs decreased by $13 million, or 3.7%
• Provision lower than NCOs by $25 million vs. $25 million in 2Q14

3Q14 Earnings
Conference Call
Capital Position
$ in billions; RWA = risk-weighted assets
(a) 2014 amounts and ratios calculated under the Basel III transitional standardized approach; all prior periods under Basel I
3Q14 2Q14 1Q14 4Q13 3Q13
Total U.S. Bancorp shareholders' equity 43.1 $     42.7 $     42.1 $     41.1 $     40.1 $
Standardized Approach
Basel III transitional standardized approach/Basel I (a)
Common equity tier 1 capital 30.2 29.8 29.5        27.9        27.3
Tier 1 capital 35.4 34.9 34.6        33.4        32.7
Total risk-based capital 42.5 41.0 40.7        39.3        38.9
Common equity tier 1 capital ratio 9.7% 9.6% 9.7% 9.4% 9.3%
Tier 1 capital ratio 11.3% 11.3% 11.4% 11.2% 11.2%
Total risk-based capital ratio 13.6% 13.2% 13.5% 13.2% 13.3%
Leverage ratio 9.4% 9.6% 9.7% 9.6% 9.6%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented standardized approach 9.0% 8.9% 9.0% 8.8% 8.6%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches 12.4% 12.3%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches 11.8% 11.7%
Tangible common equity ratio 7.6% 7.5% 7.8% 7.7% 7.4%
Tangible common equity as a % of RWA 9.3% 9.2% 9.3% 9.1% 8.9%

11 3Q14 Earnings Conference Call

12 3Q14 Earnings Conference Call Appendix

280
210
140
70
0
(2.1%)
2.3%
19.9%
5.1%
9.4%
(1.1%)
4.7%
17.6%
6.7%
7.8%
0.9%
5.3%
14.4%
7.6%
8.5%
2.3%
5.9%
10.5%
6.9%
12.4%
3.6%
4.9%
5.8%
6.1%
13.6%
3Q13
4Q13
1Q14
2Q14
3Q14

13
3Q14 Earnings
Conference Call
Average Loans Key Points
$ in billions
vs. 3Q13
Average total loans grew by $14.5 billion, or 6.3%
(5.9% excluding Charter One acquisition)
Average total loans, excluding covered loans,
were higher by 7.7%
Average total commercial loans increased $9.3
billion, or 13.6%; average commercial real estate
loans increased $2.3 billion, or 6.1%
vs. 2Q14
Average total loans grew by $3.4 billion, or 1.4%
(1.1% excluding Charter One acquisition)
Average total loans, excluding covered loans,
were higher by 1.7%
Average total commercial loans increased $2.3
billion, or 3.1%; average commercial real estate
loans increased $0.3 billion, or 0.8%
Year-Over-Year Growth
5.7% 5.7% 6.0% 6.8% 6.3%
Covered Commercial CRE Res Mtg Retail Credit Card
$229.4
$232.8 $235.9
$240.5
$243.9
Average Loans

3Q14 Earnings
Conference Call

320
240
160
80
0
0.2%
10.1%
17.8%
(5.7%)
2.5%
9.2%
16.2%
(8.0%)
6.7%
5.9%
11.6%
(6.1%)
7.4%
8.3%
10.8%
(5.9%)
8.6%
10.9%
18.3%
(13.1%)
3Q13
4Q13
1Q14
2Q14
3Q14

14
3Q14 Earnings
Conference Call
Average Deposits
Average Deposits Key Points
$ in billions
vs. 3Q13
Average total deposits increased by $18.6
billion, or 7.4% (5.5% excluding Charter One
acquisition)
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $24.9 billion, or 12.2%
vs. 2Q14
Average total deposits increased by $8.7
billion, or 3.3% (1.7% excluding Charter One
acquisition)
Average low-cost deposits increased by $9.2
billion, or 4.2%
Year-Over-Year Growth
5.5% 5.4% 5.1% 6.0% 7.4%
Time Money Market Checking and Savings Noninterest-bearing
$252.4
$256.9
$257.5 $262.4
$271.0

3Q14 Earnings
Conference Call

4,000
3,000
2,000
1,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$2,714
$2,733
$2,706
$2,744
$2,748
3.43%
3.40%
3.35%
3.27%
3.16%
3Q13
4Q13
1Q14
2Q14
3Q14
Net Interest Income
Net Interest Margin

15
3Q14 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 3Q13
Average earning assets grew by $31.4 billion,
or 10.0%
Net interest margin lower by 27 bps (3.16%
vs. 3.43%) driven by:
• Lower reinvestment rates on investment securities,
as well as growth in the investment portfolio at
lower average rates, lower loan fees, and lower
rates on new loans
• Partially offset by lower funding costs
vs. 2Q14
Average earning assets grew by $10.4 billion,
or 3.1%
Net interest margin lower by 11 bps (3.16%
vs. 3.27%) driven by:
• Growth in lower rate investment securities and
lower loan fees
Year-Over-Year Change
(2.5%) (1.8%) (0.1%) 2.7% 1.3%

3Q14 Earnings
Conference Call

2,800
2,100
1,400
700
0
3Q13
4Q13
1Q14
2Q14
3Q14
3.2%
12.5%
1.3%
(20.7%)
18.4%

16
3Q14 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit  service charges, treasury management fees and ATM processing services
vs. 3Q13
Noninterest income increased by $65 million, or
3.0%, driven by:
• Higher credit and debit card revenues (2.9% increase) due to higher transaction volumes; higher merchant processing
revenue (4.3% increase) due to an increase in product fees and higher volumes, partially offset by lower rates
• Higher trust and investment management revenue (12.5%
increase) due to account growth, improved market conditions
and business expansion
• Higher deposit service charges (2.8% increase) due to account growth, the Charter One acquisition and pricing changes
• Higher other income due primarily to gains on sales of other equity investments and an increase in retail leasing revenue
• Mortgage banking revenue decline of $68 million
vs. 2Q14
Noninterest income decreased by $202 million, or
8.3%, driven by:
• Lower other income primarily due to the second quarter
Visa sale
• Higher corporate payments (7.1% increase) due to seasonally higher transaction volumes
• Higher deposit service charges (8.2% increase) due to higher transaction volumes
• Lower commercial products revenue (5.4% decrease) due to
lower wholesale transaction activity
• Mortgage banking revenue decline of $18 million
Year-Over-Year Change
(9.1%) (7.4%) (2.6%) 7.4% 3.0%
$2,177 $2,156
$2,108
$2,444
$2,242
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
3Q13 4Q13 1Q14 2Q14 3Q14
Visa Gain - $         - $         - $         214 $     - $
Total - $         - $         - $         214 $     - $
Notable Noninterest Income Items

3Q14 Earnings
Conference Call

3,200
2,400
1,600
800
0
3Q13
4Q13
1Q14
2Q14
3Q14
1.2%
3.8%
2.4%
2.3%
2.7%

17
3Q14 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 3Q13
Noninterest expense was higher by $49 million, or
1.9%, driven by:
• Higher compensation expense (4.0% increase) reflecting the impact of merit increases, acquisitions, and higher staffing for risk and compliance activities
• Higher net occupancy and equipment expense (3.8% increase)
due to business initiatives and maintenance costs
• Higher professional services expense (8.5% increase) due
mainly to mortgage servicing-related project costs
• Higher other expense primarily due to Charter One merger
integration and mortgage servicing-related expenses, partially offset by lower costs for investments in tax-advantaged projects related to a change in 1Q14 in accounting for affordable housing investments
• Lower employee benefit expense (decrease of 10.1%) driven by lower pension costs
vs. 2Q14
Noninterest expense was lower by $139 million, or
5.0%, driven by:
• Lower other expense due to the 2Q FHA DOJ settlement,
partially offset by mortgage servicing-related expenses, the
Charter One merger integration costs, and seasonally higher
costs related to investments in tax-advantaged projects
• Lower marketing and business development (18.8% decrease)
due to 2Q charitable contributions and the timing of various marketing programs
• Higher professional services expense (5.2% increase) primarily due to higher mortgage servicing-related project costs
Year-Over-Year Change
(1.7%) (0.1%) 3.0% 7.7% 1.9%
$2,565
$2,682
$2,544
$2,753
$2,614
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
3Q13 4Q13 1Q14 2Q14 3Q14
FHA DOJ settlement - $         - $         - $         200 $     - $
Total - $         - $         - $         200 $     - $
Notable Noninterest Expense Items

3Q14 Earnings
Conference Call

80,000
60,000
40,000
20,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$62,856
$63,714
$65,645
$69,920
$72,190
0.11%
0.21%
0.21%
0.30%
0.29%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Revolving Line Utilization Trend
40%
35%
30%
25%
20%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

usbancorp

18
3Q14 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued new client growth led to 3.2% linked quarter loan growth and 14.8% year-over-year growth; utilization rates improved modestly
Net charge-offs below historic norms and were largely unchanged
Nonperforming loans and delinquencies continued at historically low levels
3Q13 2Q14 3Q14
Average Loans $62,856 $69,920 $72,190
30-89 Delinquencies 0.28% 0.23% 0.23%
90+ Delinquencies 0.08% 0.06% 0.05%
Nonperforming Loans 0.16% 0.24% 0.22%
$ in millions

3Q14 Earnings
Conference Call

9,000
6,000
3,000
0
3.0%
2.0%
1.0%
0.0%
-1.0%
$5,208
$5,210
$5,189
$5,100
$5,155
-0.53%
0.23%
0.16%
0.24%
0.46%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Commercial Leases
Equipment Finance $2,181
Small Ticket $2,974

usbancorp

Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Commercial lease balances increased slightly
Net charge-offs increased in the quarter but remain at low historic levels
Nonperforming loans and delinquencies continued at modest levels
3Q13 2Q14 3Q14
Average Loans $5,208 $5,100 $5,155
30-89 Delinquencies 0.76% 0.75% 0.83%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.23% 0.31% 0.23%
$ in millions

3Q14 Earnings
Conference Call

60,000
40,000
20,000
0
1.5%
1.0%
0.5%
0.0%
-0.5%
$38,501
$39,318
$40,050
$40,497
$40,839
-0.06%
-0.29%
-0.03%
-0.04%
0.04%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

CRE Mortgage
CRE Construction

usbancorp

Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 0.8% on a linked quarter basis and 6.1% year-over-year
Credit quality is stable at low levels; net charge-offs ratio of 0.04%
Delinquencies continued a downward trend
3Q13 2Q14 3Q14
Average Loans $38,501 $40,497 $40,839
30-89 Delinquencies 0.16% 0.14% 0.12%
90+ Delinquencies 0.02% 0.06% 0.03%
Nonperforming Loans 0.92% 0.55% 0.59%
Performing TDRs* $365 $330 $284
$ in millions
Investor
$20,552
Owner
Occupied
$11,413 Multi-family
$2,927
Retail
$670
Residential
Construction
$1,810
A&D
Construction
$631
Office
$897
Other
$1,939
* TDR = troubled debt  restructuring

3Q14 Earnings
Conference Call

60,000
45,000
30,000
15,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$49,139
$50,732
$51,584
$51,815
$51,994
0.46%
0.38%
0.45%
0.44%
0.32%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Residential Mortgage Performing TDRs**
4,000
3,000
2,000
1,000
0
$2,030
$1,997
$1,962
$1,922
$1,899
3Q13
4Q13
1Q14
2Q14
3Q14

usbancorp

Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Modest growth in high-quality originations (weighted average FICO 757, weighted average LTV
71%), as average loans increased 0.3% over 2Q14
81% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
3Q13 2Q14 3Q14
Average Loans $49,139 $51,815 $51,994
30-89 Delinquencies 0.70% 0.48% 0.46%
90+ Delinquencies 0.53% 0.49% 0.41%
Nonperforming Loans 1.46% 1.57% 1.62%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,478 million 3Q14)

3Q14 Earnings
Conference Call

20,000
15,000
10,000
5,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$16,931
$17,366
$17,407
$17,384
$17,753
3.75%
3.72%
3.96%
3.92%
3.53%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Credit Card Nonperforming Loans
120
90
60
30
0
2.0%
1.5%
1.0%
0.5%
0.0%
$94
$78
$65
$52
$40
0.55%
0.43%
0.38%
0.29%
0.22%
3Q13
4Q13
1Q14
2Q14
3Q14

22
3Q14 Earnings
Conference Call
3Q13 2Q14 3Q14
Average Loans $16,931 $17,384 $17,753
30-89 Delinquencies 1.25% 1.13% 1.23%
90+ Delinquencies 1.11% 1.06% 1.10%
Nonperforming Loans 0.55% 0.29% 0.22%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 2.1% on a linked quarter basis; up 4.9% year-over-year
Delinquencies and losses have stabilized near historically low levels with some seasonal impacts on delinquencies
Nonperforming loans continued to decline
$ in millions

3Q14 Earnings
Conference Call

20,000
15,000
10,000
5,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$15,648
$15,488
$15,366
$15,327
$15,704
1.09%
0.95%
0.82%
0.60%
0.61%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Home Equity

23
3Q14 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO on commitments was 767, weighted average
CLTV 71%) originated primarily through the retail branch network to existing bank customers on their primary residence
Net charge-offs ratio declined on a year-over-year basis
3Q13 2Q14 3Q14
Average Loans $15,648 $15,327 $15,704
30-89 Delinquencies 0.65% 0.50% 0.51%
90+ Delinquencies 0.25% 0.26% 0.26%
Nonperforming Loans 1.15% 1.11% 1.05%
Subprime: 2%
Wtd Avg LTV**: 90%
NCO: 6.22%
$ in millions
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 0.50%
** LTV at origination
Other: 3%
Wtd Avg LTV**: 72%
NCO: 0.79%

3Q14 Earnings
Conference Call

8,000
6,000
4,000
2,000
0
1.0%
0.8%
0.5%
0.3%
0.0%
$5,664
$5,847
$5,979
$6,014
$5,991
0.07%
0.00%
0.00%
0.07%
0.00%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*
140
130
120
110
100

24
3Q14 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Year-over-year growth (5.8%) driven by high-quality originations (weighted average FICO 780)
Delinquencies remained relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
3Q13 2Q14 3Q14
Average Loans $5,664 $6,014 $5,991
30-89 Delinquencies 0.15% 0.16% 0.14%
90+ Delinquencies 0.02% 0.00% 0.02%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending value

3Q14 Earnings
Conference Call

40,000
30,000
20,000
10,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$25,682
$26,059
$26,312
$26,587
$27,003
0.83%
0.79%
0.69%
0.68%
0.72%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Other Retail

25
3Q14 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Auto loan growth continued to offset declines in student lending loan balances
Net charge-offs and delinquencies remained low on a linked quarter and year-over-year basis
3Q13 2Q14 3Q14
Average Loans $25,682 $26,587 $27,003
30-89 Delinquencies 0.48% 0.47% 0.49%
90+ Delinquencies 0.14% 0.11% 0.13%
Nonperforming Loans 0.10% 0.06% 0.06%
Installment
$6,072
Auto Loans
$14,404
Revolving
Credit
$3,231
Student
Lending
$3,296
$ in millions

3Q14 Earnings
Conference Call

16,000
12,000
8,000
4,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$12,946
$13,409
$13,815
$14,108
$14,404
0.09%
0.12%
0.09%
0.11%
0.25%
3Q13
4Q13
1Q14
2Q14
3Q14
Average Loans
Net Charge-offs Ratio

Indirect and Direct Channel

usbancorp

26
3Q14 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued growth in auto loans driven by high-quality originations in the Indirect Channel
(weighted average FICO 762)
Net charge-offs increased due to seasonality as well as growth initiatives beginning to mature
3Q13 2Q14 3Q14
Average Loans $12,946 $14,108 $14,404
30-89 Delinquencies 0.30% 0.38% 0.41%
90+ Delinquencies 0.03% 0.03% 0.05%
Nonperforming Loans 0.02% 0.01% 0.03%
$ in millions
Auto Loans are included in Other Retail category
Direct: 6%
Wtd Avg FICO: 748
NCO: .06%
Indirect: 94%
Wtd Avg FICO: 763
NCO: 0.26%

3Q14 Earnings
Conference Call

3Q14 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 3Q14 2Q14 1Q14 4Q13 3Q13
Beginning Reserve $69 $75 $83 $176 $190
Net Realized Losses (1) (2) (10) (63) (13)
Change in Reserve (6) (4) 2 (30) (1)
Ending Reserve $62 $69 $75 $83 $176
Mortgages
repurchased
and make-whole
payments $19 $30 $36 $32 $42
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
( 95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $29 million

3Q14 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 3Q14 2Q14 1Q14 4Q13 3Q13
Total equity 43,829 $    43,386 $    42,743 $    41,807 $    41,552 $
Preferred stock (4,756)       (4,756)       (4,756)       (4,756)       (4,756)
Noncontrolling interests (688)          (686)          (689)          (694)          (1,420)
Goodwill (net of deferred tax liability) (1) (8,503)       (8,548)       (8,352)       (8,343)       (8,319)
Intangible assets, other than mortgage servicing rights (877)          (925)          (804)          (849)          (878)
Tangible common equity (a) 29,005       28,471       28,142       27,165       26,179
Tangible common equity (as calculated above) 29,005       28,471       28,142       27,165       26,179
Adjustments (2) 187           224           239           224           258
Common equity tier 1 capital estimated for the Basel III fully
implemented standardized and advanced approaches (b) 29,192       28,695       28,381       27,389       26,437
Tier 1 capital, determined in accordance with prescribed
regulatory requirements using Basel I definition 33,386       32,707
Preferred stock (4,756)       (4,756)
Noncontrolling interests, less preferred stock not eligible for Tier 1 capital (688)          (686)
Tier 1 common equity using Basel I definition (c) 27,942       27,265
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

3Q14 Earnings
Conference Call
Non-GAAP Financial Measures
$ in millions 3Q14 2Q14 1Q14 4Q13 3Q13
Total assets 391,284 $  389,065 $  371,289 $  364,021 $  360,681 $
Goodwill (net of deferred tax liability) (1) (8,503)       (8,548)       (8,352)       (8,343)       (8,319)
Intangible assets, other than mortgage servicing rights (877)          (925)          (804)          (849)          (878)
Tangible assets (d) 381,904     379,592     362,133     354,829     351,484
Risk-weighted assets, determined in accordance with prescribed
regulatory requirements (3)(e) 311,914     * 309,929     302,841     297,919     293,155
Adjustments (4) 12,837       * 12,753       13,238       13,712       13,473
Risk-weighted assets estimated for the Basel III fully implemented
standardized approach (f) 324,751     * 322,682     316,079     311,631     306,628
Risk-weighted assets, determined in accordance with prescribed
transitional advanced approaches regulatory requirements 243,905     * 241,929
Adjustments (5) 3,443        * 3,383
Risk-weighted assets estimated for the Basel III fully implemented 247,348     * 245,312
advanced approaches (g)
Ratios
Tangible common equity to tangible assets (a)/(d) 7.6% 7.5% 7.8% 7.7% 7.4%
Tangible common equity to risk-weighted assets (a)/(e) 9.3 9.2 9.3 9.1 8.9
Tier 1 common equity to risk-weighted assets using Basel I definition (c)/(e) -- -- -- 9.4 9.3
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(f) 9.0 8.9 9.0 8.8 8.6
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(g) 11.8 11.7
* Preliminary data.  Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) Beginning March 31, 2014, calculated under the Basel III transitional standardized approach; all other periods calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

U.S. Bancorp 3Q14 Earnings Conference Call U.S. Bancorp 3Q14 Earnings Conference Call October 22, 2014